SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Virgin America Inc.

(Name of Registrant as Specified In Its Charter)

Alaska Air Group, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Filed by Alaska Air Group, Inc.

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934, as amended

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following is a slide presentation presented by Alaska Air Group, Inc. (the “Company”) at the Company’s annual meeting of stockholders on May 12, 2016.

2016 Annual Sharesholders Meeting

Safe harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, and include statements about, the Company’s estimates, expectations, beliefs, intentions, and strategies for the future, and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Please refer to the risk factors described in Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Additional information about the merger and where to find it This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. On April 22, 2016, Virgin America filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the merger. When completed, a definitive proxy statement will be filed with the SEC and mailed to stockholders of Virgin America and will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the solicitation Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information about Virgin America’s directors and executive officers is available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, was set forth in the preliminary proxy statement Virgin America filed with the SEC on April 22, 2016 and may be updated or supplemented in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Creating a business for the long-term

Our strategy is simple and balanced

Our strategy has helped us launch 26 new cities and enter 90 new markets since 2010

And helped our revenues outpace the industry and GDP growth 2009 2010 2011 2012 2013 2014 2015

Our returns have kept pace with our revenue growth Adjusted Net Income and EPS 2009 2010 2011 2012 2013 2014 2015

2015 was another strong year financially… Industry and Sector Leading Pre-Tax Margin (2015)

…And the underlying business is operating well Safe Great Operation Award Winning Service Employee Engagement Strong Balance Sheet High Margins 24% 19% 13% 13% 14% S&P 500 Industrials Legacy LCC’s excl Alaska Airlines Alaska

2016 Plan

The Premier Airline for People on the West Coast

We believe there is significant demand for low-fare carriers that offer a premium product. North America Low Fare Premium Product Carriers Revenue 12% Network Carriers Low Cost Carriers 19% 66% 3% Ultra Low Cost Carriers

Acquiring Virgin America Provides a Platform for Growth Powerful West Coast Network Enhanced Partnerships Access to Constrained Airports California Customer Base Opportunity to Grow & Improve Loyalty

California is our single largest opportunity… AK 0.7M Population Population 11.9 Million 39.1 Million Daily Daily WA Passengers 7.2M Passengers North America North America 71,700 185,700 OR

From day one, the combined carrier will have the largest seat share on the West Coast… 22% 21% 16% 12% 12% 7% 2% 1% Share of West Coast Seats *North America Seat Share from Alaska, Oregon, Washington, and California YE3Q16; total is less than 100% because smaller “other” category is excluded

…and a significant presence at all major metropolitan areas. Anchorage Seattle Portland San Francisco LAX 46 Flights 291 Flights 123 Flights 73 Flights 79 Flights 9 Gates 32 Gates 20 Gates 10 Gates 12 Gates Bay Area LA Basin 115 Flights 102 Flights

Our combined network provides tremendous options for customers living on the west coast

Our combined network provides tremendous options for customers living on the west coast

And our partner portfolio gives our customers expansive global reach

With Virgin America, we obtain valuable gates and landing slots on the East and West Coast.

Our costs are lower than legacy carriers Limited Service Carriers Premium Value Carriers Legacy Carriers

Our customers benefit from our lower fares… Our fares are ~25% lower than legacy carriers Source: U.S. Department of Transportation, 12 months ended Q3 2015 North American Origin and Departures (stage-length adjusted to industry average fare of 1,165)

…Industry leading operational reliability Alaska Alaska Alaska Alaska Virgin Amer. Alaska Virgin Amer. Virgin Amer. Virgin Amer. Alaska Virgin Amer. Virgin Amer. Virgin Amer. Alaska Virgin Amer. Alaska …

Award-winning customer service

…on one of the youngest Fleet Age in Years

…and most fuel efficient fleets in the country Fuel Efficiency ASMs/Gallon Spirit Alaska Hawaiian Virgin Southwest JetBlue Allegiant United American Delta Source: 2015 10-K reports. Mainline only.

Addition of E-175s in our fleet creates a superior onboard experience for our customers and opens up new markets Air Group’s Fleet Range E-175 CRJ- 700 737- NG Cabin Height 6’7” 6’2” 7’3” Aisle Width 19.75” 16” 16.7” Seat Width 18.25” 17.25” 17.5”

Our credit card offers the best value proposition amongst comparable airlines Annaual Fee $75 Miles for on Airline 3X Spend Companion $99 Certificate Top Rated Loyalty Program*? Free Bag????? Foreign Transaction 0% 0% 0% 0% 0% Fees Bonus Miles 30K 30K 30K 30K 25K

Our enhanced network and service offerings should help us grow our loyalty further Mileage Plan Members Affinity Card Membership

Our engaged employees drive the company forward… Employee Engagement Scores Top 100 Employer

…And we are committed to taking care of employees Combined Incentive Pay

And this combination creates significant value for our owners Average Annual Run Rate Estimates Revenue Synergies $175M Net Cost Synergies $50M Total Synergies $225M

Post merger, our leverage remains one of the lowest in the industry… 84% Debt-to-Cap 78% 63% 65% 66% 58% 46% 48% 40% LUV JBLU DAL ALK SAVE ALGT UAL HA AAL Source: OALs come from 2015 10-K reports. ALK is a pro forma modeled on the combined carrier.

…and in line with S&P 500 industrials. ~50% by end of Debt-to-Cap 2017 58% Half of S&P 500 ~45% Industrials have leverage between 40-60% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100+% Post Close 2020 We are committed to “re-de-leveraging” the balance sheet

We have consistently returned capital since 2007 and grown the dividend since inception – we plan to continue both Shareholder returns since 2010 Increased dividend each year since inception 27.5? $102 $68 $505 $347 ~$130 10.0? $28 $159 ~$200 2010 2011 2012 2013 2014 2015 2016 2013 2016

Deal Milestones 2Q/3Q VA Shareholder Approval 1Q ‘18 April 3Q/4Q ‘16 Single Operating Announcement Regulatory Certificate Approval Integration Planning Combined Company Two Operating Certificates 4Q ‘16 Deal Close

Integration Update 1. Studied best practices from other airline mergers 2. Engaged consultants with prior airline merger experience 3. Integration management office (IMO) is in place 4. We and the Virgin management team will continue to run two great airlines while we move through integration 5. Five key work streams being led by experienced leaders Retain strong culture, retain guests and create value for our owners

Recap 1. We are operating well and our returns far exceed of our industry peers and our cost of capital 2. Virgin America provides us a larger platform for growth 3. Combined company brings premium product at low fares into attractive west coast markets 4. Deal synergies create greater value for all of our stakeholders 5. We remain focused on the quality of our balance sheet and returns to shareholders

Ready for takeoff

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly owned subsidiary of Alaska Air Group. On April 22, 2016, Virgin America filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the merger. When completed, a definitive proxy statement will be filed with the SEC and mailed to stockholders of Virgin America and will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information about Virgin America’s directors and executive officers is available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, was set forth in the preliminary proxy statement Virgin America filed with the SEC on April 22, 2016 and may be updated or supplemented in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking information about Alaska Airlines, Virgin America and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “likely,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of Virgin America and/or Alaska Airlines. Alaska Airlines and Virgin America caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may differ materially from those contained in any forward-looking statements. Such risks and uncertainties include: the failure to obtain Virgin America stockholder approval of the proposed transaction; the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transaction may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the transaction to Virgin America and its management; the effect of announcement of the transaction on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Alaska Airlines and Virgin America are described in greater detail in their respective SEC filings, including (i) as to Alaska Airlines, Alaska Airlines’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Alaska Airlines with the SEC after the date thereof, and (ii) as to Virgin America, Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Alaska Airlines and Virgin America make no commitment to revise or update any forward- looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.